BARRETT OPPORTUNITY FUND

(Ticker Symbol: (SAOPX) Retail Class)

PROSPECTUS

December 29, 2023

As revised February 28, 2024

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

TABLE OF CONTENTS

Fund Summary – BARRETT OPPORTUNITY FUND	1
Investment Objectives	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Risks	2
Performance	4
Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker/Dealers and Other Financial Intermediaries	5
More on the Fund’s Investment Objectives, Investment Strategies, Risks and Portfolio Holdings	6
More on Risks of Investing in the Fund	8
More on Fund Management	12
Buying Shares	14
Redeeming Shares	16
Other Things to Know About Buying and Redeeming Shares	19
Dividends, Distributions and Taxes	21
Share Price	24
Financial Highlights	25

Fund Summary – BARRETT OPPORTUNITY FUND

Investment Objectives

Barrett Opportunity Fund (the “Fund”) seeks to achieve above average long-term capital appreciation. Current income is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses[1]	0.58%
Shareholder service fee	0.25%
All other expenses	0.33%
Total Annual Fund Operating Expenses	1.23%
Fee Waivers and/or Expense Reimbursements	(0.24)%[2]
Total Annual Fund Operating Expenses	0.99%[2]
1	“Other Expenses” are based on estimated amounts for the current fiscal year.
2	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least November 30, 2025, to waive the investment advisory and/or administration fees and/or reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99%, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods; and
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same, taking into account the expense cap in year one.
	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares) would be:	$101	$367	$653	$1,467

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may generate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is the successor to the Barrett Opportunity Fund, Inc. (the “Predecessor Fund”) which was reorganized into the Fund after the close of business on November 17, 2023. The Predecessor Fund’s portfolio turnover rate for the fiscal year ended August 31, 2023 was 4% of the average value of its portfolio.

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FUND SUMMARY - BARRETT OPPORTUNITY FUND

Principal Investment Strategies

The Fund’s investment objectives are not fundamental and may be changed by the Board of Trustees upon 60 days’ written notice to holders of the Fund’s shares.

The Fund invests primarily in common stocks and securities convertible into or exchangeable for common stock such as convertible preferred stock or convertible debt securities.

The Fund may invest without limit in securities of issuers located in the United States, as well as other securities that are publicly traded in the United States, including sponsored American Depositary Receipts.

The Fund may also invest without limit in fixed-income securities (including up to 5% of its net assets in fixed-income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories (i.e., below investment grade securities, commonly referred to as “junk bonds”)) or unrated securities determined by the Adviser (as defined below) to be of equivalent quality.

The Fund is non-diversified.

Principal Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, which are difficult to predict accurately. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to events such as (but not limited to) disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small- and medium-capitalization companies have generally gone up or down more than those of large capitalization companies because, among other things, small- and medium-capitalization companies may be more sensitive to changing economic conditions and tend to be less established than large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Medium capitalization company risk. The medium-sized companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Medium-sized companies may be more thinly-traded than larger, more established companies. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

Large capitalization company risk. Historically, the prices of securities of small- and medium-capitalization companies have generally fluctuated more than those of large capitalization companies because, among other things, small- and medium-capitalization companies may be more sensitive to changing economic conditions and tend to be less established, however, large capitalization companies may fall out of favor with investors.

Foreign investments risk. The Fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the Fund may invest may have markets that are less liquid and more volatile than U.S. markets and may suffer from political or economic instability. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting, legal and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. Income earned on foreign securities may be subject to foreign withholding taxes.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

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FUND SUMMARY - BARRETT OPPORTUNITY FUND

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries. Accordingly, the Fund’s performance may be disproportionately affected by the poor performance of a certain industry.

Fixed Income Securities Risk. Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. Additionally, there is a possibility that the Fund’s income may decline due to a decrease in interest rates.

Recent market events risk. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Non-diversification risk. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

General market risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company. As a result of this volatility, many of the following risks associated with an investment in the Fund may be increased. Continuing market problems may have adverse effects on the Fund.

Cybersecurity risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Risk of increase in expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” under “Fees and Expenses of the Fund” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile. Additionally, a higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.

Net unrealized appreciation. The Fund is expected to have a substantial amount of net unrealized appreciation upon the reorganization of the Predecessor Fund. Subject to market conditions and Fund performance, the Adviser anticipates that, in managing the Fund’s investment portfolio in pursuit of the Fund’s investment objectives, a moderate portion of the Fund’s current built-in long-term capital gains will be realized gradually in each of the next several years. If these long-term capital gains are realized as anticipated, this will result in an increase in the Fund’s annual distributions of net capital gains and, accordingly, will generally result in taxable distributions to shareholders (other than certain shareholders that are exempt from tax on such income). Under normal market conditions, the Adviser currently expects, but does not guarantee, that no more than 15% of the total amount of the Fund’s current built-in long-term capital gains will be realized in any one year. This expectation may change over the course of the year for a variety of reasons including, but not limited to, individual holdings, market events and changes in tax laws. See “Dividends, Distributions and Taxes.”

These risks are discussed in more detail later in this Prospectus and in the Statement of Additional Information (the “SAI”).

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FUND SUMMARY - BARRETT OPPORTUNITY FUND

Performance

The Fund acquired the assets of the Barrett Opportunity Fund, Inc., as of the close of business on November 17, 2023 (the “Predecessor Fund”). The Predecessor Fund was advised by Barrett Asset Management, LLC. Performance results shown in the bar chart and the performance table below for periods prior to the reorganization reflect the performance of the Predecessor Fund. The Fund’s past performance (including the Predecessor Fund’s past performance), before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and since inception for the Fund (including performance of the Predecessor Fund, as described above), compared with those of an unmanaged index of securities.

Updated performance information is available by calling the Fund at 800-392-2673 or by visiting the Fund’s website at www.barrettasset.com/barrettopportunity/.

Barrett Opportunity Fund

Retail Class – Calendar Year Total Returns as of December 31 (%)

Best quarter:	6/30/2020	16.98%
Worst quarter:	3/31/2020	-24.44%

The Predecessor Fund’s calendar year-to-date return as of August 31, 2023 was 10.13%.

AVERAGE ANNUAL TOTAL RETURNS

For the Period Ended December 31, 2022
Barrett Opportunity Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	-6.30%	6.33%	9.47%
Return After Taxes on Distributions*	-8.92%	3.72%	6.67%
Return After Taxes on Distributions and sale of shares	-1.85%	4.68%	7.13%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11%	9.42%	12.56%
*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
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FUND SUMMARY - BARRETT OPPORTUNITY FUND

Management

Investment Adviser

Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”).

Portfolio Managers

E. Wells Beck, CFA, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in November 2023 and as a portfolio manager of the Predecessor Fund since April 2010. John G. Youngman, Portfolio Manager of the Adviser, has served as the portfolio manager of the Fund since its inception in November 2023 and as a portfolio manager of the Predecessor Fund since 2016. Amy Kong, CFA, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in November 2023 and as a portfolio manager of the Predecessor Fund since April 2021.

Purchase and Sale of Fund Shares

The Board of Trustees reserves the right to modify the extent to which future sales of shares are limited, including closing the Fund to any subsequent purchases by any investor. You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the “NYSE”) is open, at the Fund’s net asset value determined after receipt of your request in good order.

For more information about how to purchase or redeem shares, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the Fund, you should contact the Fund at 800-392-2673 or by mail (Barrett Opportunity Fund, P.O. Box 46707, Cincinnati, Ohio 45246-0707 (for regular mail) or 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (for express, certified, or registered mail).

Investment Minimums for Initial/Additional Investments

The Fund’s initial and subsequent investment minimums generally are as follows:

General	$1,000/$50
IRAs	$250/NA
SEP IRAs	$250/NA
Systematic Investment Plans	$50/$50

Your financial intermediary may impose different investment minimums.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker/dealer or other financial intermediary, the Fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of Fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other financial intermediary, or its employees or associated persons and your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More on the Fund’s Investment Objectives, Investment Strategies, Risks and Portfolio Holdings

The Fund seeks to achieve above average long-term capital appreciation. Current income is a secondary objective. The Fund’s investment objectives and investment strategies are not fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval upon 60 days’ written notice.

The Fund invests primarily in common stocks and securities convertible into or exchangeable for common stock such as convertible preferred stock or convertible debt securities.

The Fund may invest without limit in securities of issuers located in the United States, as well as other securities that are publicly traded in the United States, including sponsored American Depositary Receipts.

The Fund may also invest without limit in fixed-income securities (including up to 5% of its net assets in fixed-income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories (i.e., below investment grade securities, commonly referred to as “junk bonds”)) or unrated securities determined by the Adviser to be of equivalent quality or hold assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments, for temporary defensive purposes due to economic or market conditions.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.

Selection Process

The Adviser emphasizes individual security selection while varying the Fund’s investments across industries, which may help to reduce risk. While the Adviser evaluates companies of all sizes, as a principal investment strategy, the Fund intends to invest primarily in companies with large- and medium-capitalizations (normally, $1 billion in market capitalization and above). The Adviser seeks to identify those companies whose securities are undervalued based on the Adviser’s judgment of the company’s sustainable earnings growth. The Adviser employs fundamental analysis to analyze each company in detail, ranking the management, strategy and competitive market position.

In selecting individual companies for investment, the Adviser considers how the following would affect a company’s earnings, the market price of its shares and the market’s evaluation of the company’s future earnings:

•	Changes in management, policies, corporate control or capitalization
•	Changes in technology, marketing or production, the development of new products or services or the demand for existing products or services
•	The effect of recent and anticipated capital expenditures
•	The effect of social, economic, political, legal and international developments

Cash Management

The Fund may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets the Fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Equity Investments

Subject to its particular investment policies, the Fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (“OTC”) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts.

Derivatives and Hedging Techniques

Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, currencies, reference rates or indexes. The Fund may engage in a variety of transactions using derivatives, such as options on securities and securities indexes. Derivatives may be used by the Fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the Fund’s portfolio
•	As a substitute for buying or selling securities
•	To enhance the Fund’s return
•	As a cash flow management technique

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, currencies, reference rates, commodities or indexes.

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More on the Fund’s Investment Objectives, Investment Strategies, Risks and Portfolio Holdings

Should the Fund invest in derivatives, the Fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of Fund assets, take into account the market value of the Fund’s derivative positions that are intended to reduce or create exposure to the applicable category of investments.

Repurchase Agreements

The Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, based on guidelines established by the Fund’s Board, are deemed creditworthy. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price.

Defensive Investing

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the Adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other Investments

The Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI.

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More on Risks of Investing in the Fund

Principal and Non-Principal Risks of the Fund

Information about the Fund’s principal risks appears in the summary section for the Fund at the beginning of this Prospectus. The information below describes in greater detail the principal and non-principal risks pertinent to the Fund.

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund. The following information is intended to help you better understand some of the principal and non-principal risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. The fact that a particular risk is not identified as a principal risk for the Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk. Additional information about the investment practices of the Fund and the risks pertinent to these practices is included in the SAI. The following information regarding principal risks is provided in alphabetical order and not necessarily in order of importance.

Cash management and defensive investing risk – Non-Principal Risk. The value of the investments held by the Fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objective.

Cybersecurity risk – Principal Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.

Fixed Income Securities risk – Principal Risk. Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. Additionally, there is a possibility that the Fund’s income may decline due to a decrease in interest rates.

Foreign investments risk – Principal Risk. The Fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the Fund may invest may have markets that are less liquid and more volatile than markets in the United States, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting, legal and regulatory standards than in the United States. Foreign withholdings may reduce the Fund’s returns. Currency fluctuations could erase investment gains or add to investment losses.

Generally, American Depositary Receipts (“ADRs”), in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the Fund’s investment policies and limitations, ADRs are considered to have the same characteristics as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly (as described above).

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More on Risks of Investing in the Fund

General market risk – Principal Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company. As a result of this volatility, many of the following risks associated with an investment in the Fund may be increased. Continuing market problems may have adverse effects on the Fund.

High yield or “junk bond” risk – Non-Principal Risk. Fixed-income securities that are below investment grade, or “junk bonds,” are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. Investing in these securities subjects the Fund to increased price sensitivity to changing interest rates; greater risk of loss because of default or declining credit quality or an issuer’s inability to make interest and/or principal payments due to adverse company specific events. Junk bonds are also subject to the risk of negative perceptions of the high yield market depressing the price and liquidity of high yield securities. These negative perceptions could last for significant periods of time.

Issuer risk – Principal risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s stock may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Large capitalization company risk – Principal Risk. Historically, the prices of securities of small- and medium-capitalization companies have generally fluctuated more than those of large capitalization companies because, among other things, small- and medium-capitalization companies may be more sensitive to changing economic conditions and tend to be less established, however, large capitalization companies may fall out of favor with investors.

Medium capitalization company risk – Principal Risk. The medium-sized companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Medium-sized companies may be more thinly-traded than larger, more established companies. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

Net unrealized appreciation – Principal Risk. The Fund is expected to have a substantial amount of net unrealized appreciation upon the reorganization of the Predecessor Fund. Subject to market conditions and Fund performance, the Adviser anticipates that, in managing the Fund’s investment portfolio in pursuit of the Fund’s investment objectives, a moderate portion of the Fund’s current built-in long-term capital gains will be realized gradually in each of the next several years. If these long-term capital gains are realized as anticipated, this will result in an increase in the Fund’s annual distributions of net capital gains and, accordingly, will generally result in taxable distributions to shareholders (other than certain shareholders that are exempt from tax on such income). Under normal market conditions, the Adviser currently expects, but does not guarantee, that no more than 15% of the total amount of the Fund’s current built-in long-term capital gains will be realized in any one year. This expectation may change over the course of the year for a variety of reasons including, but not limited to, individual holdings, market events and changes in tax laws. See “Dividends, Distributions and Taxes.”

Non-diversification risk – Principal Risk. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Portfolio selection risk – Principal Risk. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Portfolio turnover risk – Non-Principal Risk. While the Fund has traditionally had very low portfolio turnover, there can be no assurance that this will be the case in the future. In addition, because the Adviser no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain, the Fund’s portfolio turnover rate may increase moderately in the future. Frequent trading increases transaction costs (including brokerage expenses), which could detract from the Fund’s performance.

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More on Risks of Investing in the Fund

Recent market events risk – Principal Risk. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In particular, the spread of COVID-19 worldwide has resulted in disruptions to supply chains and customer activity, stress on the global healthcare system, temporary and permanent layoffs in the private sector and rising unemployment claims, reduced consumer spending, market declines and widespread concern and uncertainty, all of which may lead to a substantial economic downturn or recession in the U.S. and global economies. The recovery from the effects of COVID-19 is uncertain and may last for an extended period of time. Health crises and related political, social and economic disruptions caused by the spread of COVID-19 may also exacerbate other pre-existing political, social and economic risks in certain countries. These developments as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities, and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

REIT risk – Non-Principal Risk. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carry with it many of the risks associated with direct ownership of real estate, including, but not limited to, declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or could fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Repurchase agreements risk – Non-Principal Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.

Risk of increase in expenses – Principal Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” under “Fees and Expenses of the Fund” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile. Additionally, a higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.

Small capitalization company risk – Non-Principal Risk. The Fund is subject to the general risk that the stocks of smaller and newer companies can involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Small companies in which the Fund may invest typically lack the financial resources, product diversification, and competitive strengths of larger companies which may cause the value of the Fund to be more volatile. Small companies may be more thinly-traded than larger, more established companies.

Stock market and equity securities risk – Principal Risk. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, which are difficult to predict accurately. The value of a particular security may decline due to factors that affect a particular industry or industries, such as (but not limited to) an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Valuation risk – Non-Principal Risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities and currencies may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value.

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More on Risks of Investing in the Fund

Value investing risk – Principal Risk. The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on growth stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries. Accordingly, the Fund’s performance may be disproportionately affected by the poor performance of a certain industry.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT; (ii) the Fund’s Form N-PORT reports are available on the Commission’s Web site at http://www.sec.gov; and www.barrettasset.com/barrettopportunity/.

11

More on Fund Management

Adviser

The Fund’s investment adviser, Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), located at 540 W. Madison Street, Suite 1900, Chicago, IL 60661 selects the Fund’s investments and oversees its operations. As of September 30, 2023, Segall Bryant & Hamill, LLC had approximately $22.7 billion in client assets under management, including approximately $507.6 million in assets under advisement, and approximately 2.5 billion in thirteen investment company portfolios.

Portfolio Managers

E. Wells Beck, CFA®, John G. Youngman and Amy Kong, CFA® of SBH are responsible for the day-to-day management of the Fund.

Mr. Beck is a Portfolio Manager of Segall Bryant & Hamill. Mr. Beck is a graduate of Princeton University and received his M.B.A. from New York University. He was previously a Managing Director of Barrett Asset Management. Mr. Beck joined Barrett Associates, Barrett Asset Management’s predecessor firm, in 2006. He was previously an analyst and portfolio manager at Haven Capital Management in New York from 2001 to 2006. From 2000 to 2001, Mr. Beck was a sell-side analyst in the research department of Prudential Securities covering a number of areas, including financial services. He also has investment experience from positions he held at HSBC Investment Banking PLC in 1998 and Oppenheimer Capital International from 1994 to 1997. Mr. Beck is a CFA® Charterholder.

Mr. Youngman is a Portfolio Manager of Segall Bryant & Hamill. Mr. Youngman is a graduate of Middlebury College, where he received a B.A. in English with a concentration in Economics and Investments. He was previously a Managing Director of Barrett Asset Management. He began his career in 1991 as a Registered Representative at Kidder, Peabody & Co., where he spent four years working with and providing investment advice to high-net worth individuals, families, and institutions. Mr. Youngman joined Barrett Associates, Barrett Asset Management’s predecessor firm, in the spring of 2010. Prior to joining Barrett, he was a Managing Director and CFO at Griffin Asset Management, where over a fifteen year period he developed his reputation as a financial problem solver. Mr. Youngman is a former Director of Composite Materials, LLC.

Ms. Kong is a Portfolio Manager at Segall Bryant & Hamill. Ms. Kong is a graduate of Barnard College and received her M.B.A. from Columbia Business School. She was previously the Chief Investment Officer and a Managing Director of Barrett Asset Management. Ms. Kong joined Barrett Asset Management in 2020. She previously served as a Senior Portfolio Manager at Fiduciary Trust from June 2013 to 2020. Prior to Fiduciary Trust, between May 2012 and April 2013, Ms. Kong was a Senior Vice President and Senior Portfolio Manager at U.S. Trust. From April 2001 to May 2002, Ms. Kong worked as a Credit Analyst at Moody’s. Ms. Kong is a CFA® Charterholder.

CFA® is a registered trademark owned by the CFA Institute.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any Fund shares held by the portfolio managers.

Advisory Fee

Under the investment advisory agreement, the Fund pays Segall Bryant & Hamill, LLC an advisory fee, calculated daily and paid monthly, at 0.65% annual rate.

When issued, additional information regarding the basis for the Board’s approval of the investment advisory agreement for the Fund will be available in the Fund’s report to shareholders for the period ended December 31, 2023.

Distributor

The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with Ultimus Fund Distributors, LLC (the “Distributor”) located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor is a registered broker/dealer and member of the Financial Industry Regulatory Authority, Inc.

The Adviser may make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of its profits and other available sources, including profits from its relationship with the Fund. These payments are not reflected as additional expenses in the fee table contained under “Fees and Expenses of the Fund” in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the Distributor, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund, including your financial intermediary. The total amount of these payments may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.”

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More on Fund Management

Revenue sharing payments are separately negotiated. Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments also benefit the Adviser, the Distributor and their affiliates to the extent the payments result in more assets being invested in the Fund on which fees are being charged.

Transfer Agent and Shareholder Servicing Agent

Ultimus Fund Solutions, LLC, (“Ultimus” or the “Transfer Agent”) serves as the Fund’s transfer agent and shareholder servicing agent. The Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund.

13

Buying Shares

General

•         Shares may be purchased at net asset value without a sales charge.

•         The minimum initial investment is $1,000 and subsequent investments require a minimum of $50. For IRAs and Self-Employed Retirement Plans, the minimum initial investment is $250. In addition, an account can be established with a minimum of $50 if such account will be receiving regular periodic investments through a systematic investment plan, as described below.

Through a Service Agent

You may buy shares from brokers, dealers, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell Fund shares (each called a “Service Agent”). You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

•         Name of Fund

•         Dollar amount or number of shares being bought

•         Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the Fund

•	Write to the Fund at the following address:
Regular Mail Barrett Opportunity Fund P.O. Box 46707 Cincinnati, Ohio 45246-0707	Overnight or Express Mail Barrett Opportunity Fund 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
•	Enclose a check to pay for the shares. For initial purchases, complete and send an account application, available upon request from the Fund at the number below.

•         Specify the name of the Fund you wish to purchase and your account number (if existing account).

For more information, please call the Fund at 800-392-2673.

The Fund and the Transfer Agent do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post dated checks or any conditional order or payment.

The Transfer Agent will charge a fee, which is currently $25.00, against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned to the Transfer Agent unpaid. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

Investing by telephone

Telephone purchase privileges are automatically provided unless you specifically decline the option on your Account Application. If your account is open for at least 7 business days, you may purchase additional shares by calling the Fund toll free at 800-392-2673. You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $50. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time), shares will be purchased in your account at the price determined on the day your order is placed.

14

Buying Shares

Through an Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, quarterly or annual basis. In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the AIP section on the account application or call the Transfer Agent at 800-392-2673 for any additional information. Any request to change or terminate your AIP should be submitted to the Transfer Agent five (5) days prior to the effective date of the request.

Buying shares by wire

If you are making your first investment in the Fund through a wire purchase, the Transfer Agent must have a completed account application before you wire funds. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. To place a purchase by wire, please call 800-392-2673 to speak with a Barrett Funds Investor Service Representative from 8 a.m. to 6 p.m. Eastern Time.

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund and Ultimus are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For more information, please contact your Service Agent, the Fund or consult the SAI.

15

Redeeming Shares

Generally

Contact your Service Agent or, if you hold shares directly with the Fund, contact the Fund at 800-392-2673, to redeem shares of the Fund.

Redemptions are priced at the net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent on the business day after your request is received in good order but in any event within seven (7) days. Your redemption proceeds may be delayed for up to ten (10) calendar days if your purchase was made by check or ACH. Shareholders can avoid this delay by utilizing the wire purchase option.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

You may receive proceeds of your sale by a check sent to the address of record, electronically via the ACH network using the previously established bank instructions or federal wire transfer to your pre-established bank account. The Fund typically expects that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

The Fund typically expects it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used during periods of stressed market conditions.

The Fund reserves the right to redeem in kind as described below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used in circumstances as described above, and may also be used in stressed market conditions. The Fund has in place a line of credit that may be used to meet redemption requests during stressed market conditions.

The Fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Shareholders who hold their shares through an IRA or other retirement account must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 800-392-2673. Investors will be asked whether or not to withhold taxes from any distribution.

Redemption requests of $50,000 or less do not require a signature guarantee.

By mail

For accounts held directly at the Fund, send written requests to the Fund at the following address:

Regular Mail Barrett Opportunity Fund P.O. Box 46707 Cincinnati, Ohio 45246-0707	Overnight or Express Mail Barrett Opportunity Fund 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Your written request must provide the following:

•	The Fund name and your account number.
•	The dollar amount or number of shares to be redeemed.
•	Signatures of each owner exactly as the account is registered.
•	Signature guarantees, as applicable.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

16

Buying Shares

By telephone

Telephone redemption privileges are automatically provided unless you specifically decline the option on your account application. You may redeem shares up to $50,000 on any business day the NYSE is open by calling the Transfer Agent at 800-392-2673 before 4:00 p.m. Eastern Time. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. A signature verification from a Signature Validation program member or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to add or change telephone redemption privileges on an existing account. Redemption proceeds will be mailed to you by check on the next business day. Redemption proceeds may also be sent to your designated bank account via wire or electronic funds transfer through the ACH network.

Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Plans

You may redeem your Fund shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $10,000 ($5,000 for retirement plan accounts) and each payment should be a minimum of $50. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The SWP may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least five (5) days in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of shares and may result in a capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

For more information, please contact your Service Agent, the Fund or consult the SAI.

Signature Guarantees

The Transfer Agent may require a signature guarantee for certain redemption requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•         If ownership is being transferred on your account.

•         When redemption proceeds are payable or sent to any person, address or bank account not on record.

•         When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days. or

•         For all redemptions in excess of $50,000 from any shareholder account.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. The Fund reserves the right to waive any signature guarantee requirement at its discretion.

17

Buying Shares

Frequent Trading of Fund Shares

The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Board, when the adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund will apply all restrictions uniformly in all applicable cases.

The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request) in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the adviser to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Service Agents that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Service Agents as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with Service Agents pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Service Agents are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders who are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to them from Service Agents and cannot ensure whether they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed or omnibus accounts may be limited.

18

Other Things to Know About Buying and Redeeming Shares

When you buy or redeem shares, your request must be in good order. For purchases and redemptions made through the Transfer Agent, “good order” means you have provided the following information, without which your request may not be processed:

•	Name of the Fund.
•	Your account number.
•	Dollar amount or number of shares being bought or redeemed.
•	Signature of each owner exactly as the account is registered.

For information about your financial intermediary’s requirements for purchases and redemptions in good order, please contact your financial intermediary.

The Fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the Fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the Fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption orders by telephone. In that case, shareholders should consider using the Fund’s other redemption procedures described under “Redeeming shares.” The Fund is not responsible for delays due to communications or transmission outages.

The Fund’s Transfer Agent will employ reasonable procedures to confirm that any redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Fund nor its agents will bear any liability for such transactions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

The Fund has the right to:

•	Suspend the offering of shares.
•	Waive or change minimum and additional investment amounts.
•	Reject any purchase order.
•	Suspend telephone transactions.
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC.
•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment manager, who provides services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

This Prospectus and SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any right conferred explicitly by federal or state securities laws that may not be waived.

Anti-Money Laundering

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a certain legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 800-392-2673 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

19

Other Things to Know About Buying and Redeeming Shares

Small Account Balances/Mandatory Redemptions

If at any time the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the Fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. The Fund may, with prior notice, change the minimum size of accounts subject to the mandatory redemption or implement fees for small accounts.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information, please contact your Service Agent, the Fund or consult the SAI.

Redemptions In-Kind

The Fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities. You will bear the risks associated with owning the securities, including the risk that the market price of the securities will go down, until you dispose of the securities. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash. These securities redeemed in-kind remain subject to general market risks until sold. For federal income tax purposes, redemptions in-kind are taxed to the redeeming shareholder in the same manner as redemptions paid in cash. In addition, sales of such in-kind securities may generate taxable gains.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 800-392-2673 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies within 30 days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 800-392-2673 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

IRA Accounts

IRA accounts will be charged a $15.00 annual maintenance fee.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

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Dividends, Distributions and Taxes

Dividends and distributions

The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. The Fund may make additional distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to or call the Transfer Agent at 800-392-2673 in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five (5) or more calendar days after the Transfer Agent has received the request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if the check remains uncashed for six (6) months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current net asset value per share and to reinvest all subsequent distributions.

Taxes

U.S. Federal Income Taxes

The following is a summary of certain tax considerations under current law, which may be subject to change, possibly with retroactive effect. The following summarizes the U.S. federal income tax consequences of investments in the Fund for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Shareholders that are partnerships or other types of pass-through entities, nonresident aliens, foreign trusts or estates, foreign corporations or tax-exempt entities may be subject to different U.S. federal income tax treatment. This summary is general in nature and you should consult your tax adviser for further information regarding federal, state, local, and/or foreign tax consequences relevant to your specific situation.

This discussion is based on the assumption that the Fund will qualify under Subchapter M of the Code as a regulated investment company and meet certain distribution requirements such that the Fund is not subject to U.S. federal income tax. If the Fund does not meet the distribution requirements, the Fund may be subject to significant excise taxes.

Taxation of Fund Distributions

The Fund intends to declare as dividends all or substantially all of its taxable income, including its net capital gain (i.e., the excess of long-term capital gain over short-term capital loss). For U.S. federal income tax purposes, shareholders of regulated investment companies are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to shareholders.

Distributions attributable to the net capital gain of the Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held. Currently, an individual’s net long-term capital gain is taxable at preferential tax rates.

Other than distributions of net long-term capital gain, Fund distributions (except for exempt-interest dividends, discussed below) will generally be taxable as (i) ordinary income, (ii) if so designated by the Fund, as “qualified dividend income,” taxable to individual shareholders at tax rates applicable to long-term capital gains, provided that the individual receiving the dividend satisfies certain holding period requirements for his or her Fund shares, or (iii) section 199A dividends. The amount of distributions from the Fund that will be eligible for the “qualified dividend income” lower rate generally cannot exceed the amount of dividends received by the Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from the Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, certain transactions in foreign currencies or are short-term capital gains, such dividends will generally not be eligible for the lower rate. However, if at least ninety-five percent (95%) of the Fund’s “gross income” is from qualifying dividends, then one hundred percent (100%) of its distributions will be eligible for the lower rate. For these purposes, the Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long-term capital loss from such dispositions.

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Dividends, Distributions and Taxes

The Fund may be eligible to pay “section 199A” dividends to its shareholders with respect to qualified dividends received by it from its investment in REITs. “Section 199A” dividends received in taxable years beginning before 2026 are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

Fund dividends paid to corporate shareholders that are attributable to “qualifying dividends” received from U.S. domestic corporations may be eligible for a 50% corporate dividends-received deduction, subject to certain holding period requirements, debt financing limitations, and other requirements.

Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions paid to you.

If a dividend or distribution is made shortly after the purchase of Fund shares, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of your initial investment. This is known as “buying into a dividend.”

Sale or Redemption of Fund Shares

Shareholders of the Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the applicable Fund, including an exchange of shares for shares of another Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term if your holding period for the shares disposed of exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. The deductibility of capital losses is subject to limitation.

Cost Basis Reporting

The Funds (or their administrative agent) must report to the IRS and furnish to its shareholders cost basis information for Fund shares purchased on or after January 1, 2012 when the shares are redeemed, exchanged, or otherwise sold. The Funds must also indicate whether shareholders had a short-term or long-term holding period in these shares. The Funds must also report the gross proceeds from the sale of all Fund shares (regardless of when they were purchased).

The Funds will allow shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis of their covered shares. In the absence of such an election, each Fund will use its default cost basis method. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares unless the shareholder revokes or changes the standing election. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Taxation of Certain Investments

The Fund may at times buy debt obligations at a discount from the price at which they were originally issued (“original issue discount”), especially during periods of rising interest rates. For U.S. federal income tax purposes, original issue discount will be included in the Fund’s ordinary income as it accrues over the term of the instrument. Even though payment of that amount is not received until a later time (and might never be received), the amount of accrued original issue discount will be distributed to shareholders as taxable dividends over the term of the instrument. The Fund may also buy investments in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but the Fund may elect instead to include the amount of market discount as ordinary income over the term of the instrument even though the Fund will not yet have received payment of such amounts.

Some of the Fund’s investments, such as certain option transactions, regulated futures transactions, and foreign currency contracts, may be “Section 1256 contracts.” Section 1256 contracts owned by the Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis, and resulting gains or losses generally are treated as 60% long-term capital gains or losses and forty 40% short-term capital gains or losses.

The Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Shareholders generally will not be able to claim a U.S. foreign tax credit or a deduction for their proportionate share of such taxes.

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Dividends, Distributions and Taxes

Investments by Tax- Qualified Plans

Any distributions on, or sales, exchanges, or redemptions of, shares held in an IRA (or other tax-qualified plan) are generally not currently taxable, but withdrawals from such a plan are subject to special tax rules.

Surtax on Net Investment Income

A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates, and trusts to the extent that such person’s gross income, as adjusted, exceeds a threshold amount. You will be required to report any liability for this additional tax on your federal income tax return.

Backup Withholding

A shareholder of the Fund may be subject to backup withholding on any distributions of income (excluding exempt-interest dividends), capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (1) has provided either an incorrect tax identification number or no such number, (2) has been identified by the IRS as subject to backup withholding, (3) has failed to certify that the shareholder is not subject to backup withholding, or (4) has not certified that the shareholder is a U.S. person. The backup withholding rate is 24% for tax years beginning before 2026.

Foreign Accounts

Shareholders that invest in the Fund through foreign accounts may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares. This withholding tax generally may be avoided if the shareholder satisfies certain registration, certification and reporting requirements. For more information regarding withholding with respect to foreign accounts, see the SAI under “FEDERAL INCOME TAXES– Foreign Accounts.”

State and Local Income Taxes

Shareholders may also be subject to state and local income taxes on distributions and redemptions. Depending on the laws of a particular state, such income taxes may not apply to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or local tax jurisdiction. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

For more information, see the SAI under “FEDERAL INCOME TAXES” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

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Share Price

You may buy or redeem shares at their net asset value next determined after receipt by your Service Agent or the Transfer Agent of your request in good order. The Fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The Fund calculates its net asset value every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time). If the NYSE closes early, the Fund calculates its net asset value as of the actual closing time. The NYSE is typically closed on certain holidays listed in the SAI. However, the NYSE may modify its holiday schedule or hours of operation at any time.

The Board has approved procedures to be used to value the Fund’s securities and other assets for the purposes of determining the Fund’s net asset value. The valuation of the Fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated valuation functions for the Fund to the Adviser. The procedures adopted by the Board cover types of assets in addition to those described below.

For equity securities and certain derivative securities that are traded on a national securities exchange, the market price is usually the closing sale or official closing price on that exchange. If a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the Adviser to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services (“Pricing Service”) approved by the Fund’s Board that use a variety of techniques and methodologies.

The market price for certain derivative securities is generally the price supplied by a Pricing Service approved by the Fund’s Board, which may use quotations from one or more brokers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time).

If a Pricing Service is unable to supply a price, or if the price supplied is deemed by the Adviser to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the Adviser believes that they are unreliable, the Adviser may price securities using fair value procedures approved by the Board. The Board retains ultimate responsibility for the valuation process. Because the Fund may invest in securities of issuers located in emerging markets and small-cap stocks — some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable — the Fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded. The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. The Fund uses a fair value model developed by a Pricing Service to price foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the amount that the Fund could expect to receive for these securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represent the amount determined in good faith that the Fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Therefore, investors who purchase or redeem Fund shares on days when the Fund is holding fair valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair valued the security or had used a different methodology.

The Fund invests in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the Transfer Agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the Transfer Agent on a timely basis.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the last five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The returns shown below are for periods prior to the Reorganization and are for the Predecessor Fund.

The financial highlights presented for the fiscal year ended August 31, 2023 for the Predecessor Fund has been audited by Cohen & Company Ltd., the Fund’s Independent Registered Public Accounting Firm (“Cohen”). Cohen’s report, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s Annual Report to Shareholders (the “Annual Report”). The Predecessor Fund’s Annual Report is available without charge and upon request by calling 800-392-2673 or visiting www.barrettasset.com/barrettopportunity/. The following information should be read in conjunction with the financial statements and notes thereto.

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Financial Highlights

Financial Highlights – BARRETT OPPORTUNITY FUND

Selected data for a share outstanding throughout the year or period indicated.

	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data:
Net asset value, beginning of year	$26.68	$29.92	$24.33	$25.77	$30.75

Income (loss) from investment operations:
Net investment income	0.19 (1)	0.15 (1)	0.21 (1)	0.29 (1)	0.29
Net realized and unrealized gain (loss) on investments(2)	2.26	0.18	6.91	0.85	(1.62)
Total from investment operations	2.45	0.33	7.12	1.14	(1.33)

Less distributions:
Net investment income	(0.21)	(0.20)	(0.22)	(0.33)	(0.25)
Net realized gain on investments	(2.94)	(3.37)	(1.31)	(2.25)	(3.40)
Total distributions	(3.15)	(3.57)	(1.53)	(2.58)	(3.65)

Net asset value, end of year	$25.98	$26.68	$29.92	$24.33	$25.77

Total return	10.35%	0.69%	30.65%	3.94%	(3.27)%

Supplemental data and ratios:
Net assets, end of year (millions)	$44	$58	$64	$52	$58
Ratio of net expenses to average net assets	1.29%	1.18%	1.18%	1.25%	1.23%
Ratio of net investment income to average net assets	0.74%	0.53%	0.75%	1.08%	1.09%
Portfolio turnover rate	4%	8%	3%	1%	8%

1	Net Investment income per share has been calculated based on average shares outstanding during the period.
2	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

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INVESTMENT ADVISER

Segall Bryant & Hamill, LLC

540 W. Madison Street, Suite 1900

Chicago, IL 60661

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

CUSTODIAN

Brown Brothers Harriman

50 Post Office Square

Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, Ohio 44115

LEGAL COUNSEL

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, Colorado 80202